Summary Prospectus
AllianzIM Buffer15 Uncapped Allocation ETF
(Cboe BZX—SPBU)
May 5, 2026

AllianzIM Buffer15 Uncapped Allocation ETF (the “Fund”)
is a series of AIM ETF Products Trust (the “Trust”) and is an actively managed ETF.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.AllianzIMetfs.com/SPBU. You can also get this information at no cost by calling 877-429-3837 (877-4AZ-ETFS) or by sending an email request to etfsupport@allianzim.com. The Fund's prospectus and statement of additional information, both dated March 1, 2025 (each as may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective
The Fund seeks to provide capital appreciation with downside risk mitigation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.74%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver [1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver [1]	0.79%
1 Allianz Investment Management LLC (the “Adviser”) and the Fund have entered into a written agreement reducing the management fee to 0.05% through at least February 28, 2027, after which the fee waiver may be terminated by the Adviser or the Fund at any time and for any reason.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example reflects the management fee waiver agreement for the first year. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$81	$263	$461	$1,033
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, from inception of the Fund (March 5, 2025) through October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a laddered portfolio of twelve AllianzIM U.S. Equity Buffer15 Uncapped ETFs (“Underlying ETFs”). The Fund’s laddered approach is designed to provide, in a single investment, diversified exposure to a set of Underlying ETFs that offer upside growth potential through increases in the value of the SPY ETF (as defined below), while still providing a level of downside risk mitigation for at least a portion of the Fund’s portfolio at any given time. Exposure to a laddered portfolio can diversify the timing risk for investors in buffered ETFs.
The Underlying ETFs each pursue a buffered strategy and as a result seek to provide returns that track the share price returns of the SPDR® S&P 500® ETF Trust (“SPY ETF”) (i.e., the market price returns of the SPY ETF) at the end of specified one-year periods (each, an “Outcome Period”), subject to a stated “Spread,” and to provide downside protection with a buffer against the first 15% of SPY ETF losses (the “Buffer”) for the Outcome Period. The Spread is the minimum return that the SPY ETF’s share price must achieve in positive market environments before an Underlying ETF can participate in any positive returns. Under normal market conditions, the Underlying ETFs invest at least 80% of their respective net assets in instruments with economic characteristics similar to U.S. equity securities. In addition, the Underlying ETFs intend to invest substantially all of their respective assets in FLexible EXchange Options (“FLEX Options”) that reference the SPY ETF. FLEX Options are customized equity or index options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Each Underlying ETF may purchase and sell a combination of call option contracts and put option contracts. A call option contract is an agreement between a buyer and seller that gives the purchaser of the call option contract the right, but not the obligation, to buy, and the seller of the call option contract (or the “writer”) the obligation to sell, a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). A put option contract gives the purchaser of the put option contract the right, but not the obligation, to sell, and the writer of the put option contract the obligation to buy, a particular asset at a specified future date at the strike price. The FLEX Options in which the Underlying ETFs invest are all European style options (options that are exercisable only on the expiration date).
The term “laddered portfolio” refers to the Fund’s investment in Underlying ETFs with various Outcome Periods. The Fund’s laddered approach means it generally will seek to maintain roughly an equal allocation to twelve Underlying ETFs. The laddered approach is intended to create diversification of exposure to Outcome Periods, compared to the exposure resulting from acquiring or disposing of any one Underlying ETF at any one time. This diversification of Outcome Periods may mitigate the risk of being unable to benefit from the Buffer, or having to achieve returns in excess of the Spread, of a single Underlying ETF due to the timing of investment in such Underlying ETF and the Underlying ETF’s price relative to the SPY ETF at that time. The laddered portfolio construction is also intended to provide a level of downside risk mitigation for a portion of the Fund at any given time. However, even with a laddered approach, the Buffer of an Underlying ETF may be reached or exhausted at the time the Fund acquires shares of an Underlying ETF. The Spread of an Underlying ETF must be exceeded at the end of the Outcome Period for the Underlying ETF, and consequently, the Fund, to participate in any positive returns.
Unlike the Underlying ETFs, the Fund itself does not pursue a buffered strategy nor is it subject to a Spread. The Buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated Buffer against losses. The laddered approach of the Fund may cause the Fund to not receive the full intended benefit of any individual Underlying ETF’s Buffer. An investor may experience significant losses of their investment in the Fund. The Fund will not participate in Underlying ETF returns up to and including the amount of the stated Spread of the Underlying ETF.
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs. The Fund and each Underlying ETF are advised by Allianz Investment Management LLC (the “Adviser”).
The chart below displays the Underlying ETFs in which the Fund will invest. Each Underlying ETF resets at the beginning of each Outcome Period, as shown in the chart below, and will provide a new Spread and Buffer for the new Outcome Period. This means that the Spread for each Underlying ETF is expected to change for each Outcome Period and is determined by market conditions on the business day immediately prior to the first day of the Outcome Period. The Buffer for each Underlying ETF is not expected to change for each Outcome Period.

The Fund’s website, at www.AllianzIMetfs.com/SPBU, provides the proportion of the Fund’s assets invested in each Underlying ETF on a daily basis. Each Underlying ETF’s website, at www.AllianzIMetfs.com, provides, on a daily basis, important information, including the Underlying ETF’s position relative to its Spread and Buffer. Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is limited in providing an investor in the Fund with all of the risks and potential outcomes associated with the Fund’s investment in the Underlying ETFs. For example, it does not provide a direct example of an investor’s potential investment return in the Fund on a daily basis, as the Fund’s potential investment return will vary due to its laddered exposure to the Underlying ETFs and corresponding resets of their Spread and Buffer.
Each Underlying ETF pursues a buffered strategy that is based on the performance of the SPY ETF’s share price over a one-year Outcome Period that begins at the start of the month referenced in the Underlying ETF’s name. The Underlying ETFs seek to achieve their objectives by buying and selling call and put FLEX Options that reference the SPY ETF. Generally, an Underlying ETF will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period, at which time the Underlying ETF will invest in a new set of FLEX Options for the next Outcome Period.
In general, each Underlying ETF seeks to achieve the following outcomes for each Outcome Period, although there can be no guarantee these results will be achieved:
●
If the SPY ETF’s share price has increased as of the end of the Outcome Period in excess of the Underlying ETF’s Spread, the combination of FLEX Options held by the Underlying ETF is designed to provide returns that track the positive returns of the SPY ETF’s share price that are in excess of the Underlying ETF’s Spread (i.e., if the SPY ETF returns 25% and the Spread is 3%, the Underlying ETF is designed to return 22%).
●
If the SPY ETF’s share price has increased as of the end of the Outcome Period but such increase is less than or equal to the Underlying ETF’s Spread, the Underlying ETF will not participate in the positive returns of the SPY ETF’s share price (i.e., if the SPY ETF returns 3% and the Underlying ETF’s Spread is 3%, the Underlying ETF is designed to return 0%).
●
If the SPY ETF’s share price has decreased as of the end of the Outcome Period, the combination of FLEX Options held by the Underlying ETF is designed to compensate for the first 15.00% of losses experienced by the SPY ETF’s share price.
●
If the SPY ETF’s share price has decreased by more than 15.00% as of the end of the Outcome Period, the Underlying ETF is expected to experience all subsequent losses experienced by the SPY ETF’s share price beyond 15.00% on a one-to-one basis, meaning that the Underlying ETF will decrease 1% for every 1% decrease in the SPY ETF’s share price (i.e., if the SPY ETF loses 20%, the Underlying ETF is designed to lose 5%).
The SPY ETF is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Underlying Index”). The Underlying Index is a large-cap, market-weighted, U.S. equities index. The SPY ETF seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Underlying Index, with the weight of each stock in the SPY ETF’s portfolio substantially corresponding to the weight of such stock in the Underlying Index. Although the SPY ETF seeks to track the performance of the Underlying Index, the SPY ETF’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to fees, expenses and transaction costs incurred by the SPY ETF, among other factors. In addition, it is possible that the SPY ETF may not always fully replicate the Underlying Index, including due to the unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). As of January 31, 2026, the Underlying Index was comprised of 503 constituent securities, representing 500 companies, with a market capitalization range of between $$5.8 billion and $4.6 trillion, and had significant exposure to the information technology sector. Accordingly, through their investments in FLEX Options that reference the SPY ETF, the Underlying ETFs had significant exposure to the information technology sector as of January 31, 2026.
When an investor purchases shares of a single Underlying ETF, an investor’s potential outcomes are subject to the Underlying ETF’s stated Spread in positive market environments, and limited on the downside by the Buffer, over a stated Outcome Period (and may be further impacted depending on when the shares were purchased). The Fund’s laddered approach is designed to provide diversified exposure to a set of Underlying ETFs that offer upside growth potential, while still providing a level of downside risk mitigation. The laddered nature of the investments in the Underlying ETFs is intended to create diversification of investment time period and market level (meaning the share price of SPY ETF at any given time) compared to investing in any one Underlying ETF at any one time. Owning a laddered portfolio of Underlying ETFs is intended to provide diversified exposure to all of the Underlying ETFs in a single investment.
With a laddered portfolio of Underlying ETFs where one Underlying ETF will reset its Spread and Buffer every month, the Fund has the opportunity to provide a level of downside risk mitigation on at least a portion of the Fund at any given time. For example, during periods where the SPY ETF is experiencing steady decreases, the Fund will have potential to experience downside risk mitigation through a Buffer, as an Underlying ETF that has just reset its Outcome Period will have a new Buffer based on a different Outcome NAV, compared to an Underlying ETF nearing the end of its Outcome Period that may have already exhausted its Buffer and may therefore experience losses. During periods where the SPY ETF is experiencing incremental gains, the Fund will have more opportunities to exceed the Spreads of the individual Underlying ETFs and therefore to benefit from gains in the SPY ETF. However, during such periods of incremental gains, an Underlying ETF nearing the end of its Outcome Period may not have exceeded its Spread for that Outcome Period, and so the Fund will not be able to participate in any further increases in the SPY ETF through that particular Underlying ETF unless and until the Spread is exceeded. If an Underlying ETF has not exceeded its Spread at the end of an Outcome Period and then resets its Outcome Period, it must exceed the new Spread for that Outcome Period prior to participating in further increases of the SPY ETF. By investing in all of the Underlying ETFs, the Fund will have multiple opportunities to benefit from gains in the SPY ETF via the Underlying ETFs, subject to the individual Spreads, and multiple opportunities to benefit from the Buffer via the Underlying ETFs.
The Fund will be continuously invested in each of the Underlying ETFs and will generally seek to maintain roughly an equal allocation to the Underlying ETFs. This means that the Fund generally will not purchase or sell the Underlying ETFs (including if and when an Underlying ETF resets at the beginning of its Outcome Period) except to manage investment allocations to the Underlying ETFs and/or in connection with the creation and redemption process of the Fund. However, market movements in the share prices of the Underlying ETFs may result in the Fund having larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were continuously equally weighted. Although the Underlying ETFs’ weightings may fluctuate from time to time including due to market movements, the Adviser will generally seek to manage the Fund’s allocations to the Underlying ETFs to be roughly equally weighted within the Fund’s portfolio.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it generally may invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.
Principal Risks
The Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV,” or the per share value of the Fund’s assets), trading price, yield, return and ability to meet its investment objective. Risks shown below that are applicable to ETFs, such as the Fund, also apply to the Underlying ETFs and the SPY ETF. There can be no assurance that the Fund’s investment objective will be achieved.
Fund-of-Funds Risk. Shareholders of the Fund will experience investment returns that are different than the investment returns sought by the Underlying ETFs. Unlike the Underlying ETFs, the Fund itself does not pursue a buffered strategy, nor does the Fund itself provide protection with a Buffer against losses. Because the Fund employs a laddered approach, the Fund will not realize the stated outcomes of an individual Underlying ETF. An investor in the Fund should not expect to experience any individual outcome sought by a particular Underlying ETF through an investment in the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of their potential for upside return, subject to the Spread, and potential for downside protection against losses, limited by the Buffer. An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if an individual Underlying ETF has experienced certain levels of losses since the beginning of its Outcome Period, there may be little to no ability for the Fund to benefit from the Buffer for the remainder of the time that it holds that Underlying ETF’s shares pursuant to the laddered approach. If one or more of the Underlying

ETFs has not exceeded its Spread at the time you invest in the Fund, you may derive no benefit from the Fund’s investment in that Underlying ETF unless and until such Underlying ETF exceeds its Spread. Likewise, if one or more of the Underlying ETFs has decreased in value below its Buffer at the time that you invest in the Fund, you may derive no protection against losses from the Fund’s investment in that Underlying ETF. The Fund, as a shareholder of the Underlying ETFs, indirectly bears its proportionate share of each Underlying ETF’s expenses.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. Further, because the Manager has limited discretion to change the investments in the Underlying ETFs pursuant to the Fund’s laddered approach under normal market conditions, the Fund may underperform comparable funds of funds for which the fund’s manager has such discretion to adjust allocation to underlying ETFs.
Underlying ETF Risk. While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Underlying ETFs’ value is based on the value of the SPY ETF, the Underlying ETFs’ investment performance largely depends on the investment performance and associated risks of the SPY ETF, subject to the Spread and Buffer. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Non-Diversification Risk, Market Risk, Premium/Discount Risk, Management Risk, Large Shareholder Risk, Active Markets Risk, Operational Risk, Authorized Participant Concentration Risk, Trading Issues Risk, and Market Maker Risk. However, the risks of investing in an Underlying ETF also include the risks associated with the underlying investments held by the Underlying ETFs. Any risks impacting the value of an Underlying ETF will also impact the Fund and an investor’s investment in the Fund.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Tax Risk from Investment in Underlying ETFs. The Fund has based its analysis of its qualification as a regulated investment company (“RIC”) as defined by the Code on the belief that the Underlying ETFs are themselves RICs. If an Underlying ETF were to lose its status as a RIC for purposes of the Code, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to requalify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Underlying ETFs, a FLEX Option held by such Underlying ETFs, or other asset may also decline due to general market conditions, inflation, recessions, changes in interest rates, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Additionally, certain changes in the U.S. economy, such as a decrease in imports or exports, or changes in trade regulations, may have an adverse effect on the value of the Fund's securities. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; military conflict; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Any such circumstances could have a materially negative impact on the value of the Shares and could result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange on which the Shares are listed and traded (the “Exchange”). The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. Thus, you may pay more (or less) than NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market.
Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, or other funds or accounts advised by the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, or perceived trends in securities prices. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of Shares and their underlying value and wider bid-ask spreads. Shares of the Fund could decline in value or underperform other investments.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors relating to the operation and valuation of the Underlying ETFs and the SPY ETF, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (defined in “Purchase and Sale of Shares”), Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.
In addition to the risks discussed above, the Fund bears the investment risks of the investments of the Underlying ETFs. The principal risks associated with each Underlying ETF include:
FLEX Options Risk. The Underlying ETF utilizes FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Underlying ETF bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Underlying ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. The Underlying ETF may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among other things, changes in the SPY ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the SPY ETF’s share price and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the SPY ETF’s share price; although they generally move in the same direction, it is possible they may move in different directions.
Buffered Loss Risk. There can be no guarantee that the Underlying ETF will be successful in its strategy to buffer the first 15% of losses experienced by the SPY ETF in an Outcome Period. A shareholder may lose their entire investment. If an investor purchases or sells Underlying ETF shares during an Outcome Period after the SPY ETF’s share price has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Underlying ETF does not provide principal protection or protection of gains and shareholders could experience significant losses including loss of their entire investment.
Upside Participation Risk. There can be no guarantee that the Underlying ETF will be successful in its strategy to provide shareholders with a return that matches the share price returns of the SPY ETF at the end of an Outcome Period, that are in excess of the Spread. The Underlying ETF is intended to only experience positive returns at the end of the Outcome Period if the SPY ETF’s share price exceeds the Spread. If the SPY ETF’s share price has not exceeded the Spread at the end of the Outcome Period, the Underlying ETF is not anticipated to participate in any increase. If an investor purchases or sells Underlying ETF shares during an Outcome Period, the returns realized by the investor may not match those that the Underlying ETF seeks to achieve.
Correlation Risk. The FLEX Options held by the Underlying ETF will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Underlying ETF’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the SPY ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the SPY ETF’s share price and the remaining time until the FLEX Options expire, the value of the Underlying ETF’s FLEX Options positions is not anticipated to increase or decrease at the same rate as, and it is possible the value may move in different directions from, the SPY ETF’s share price, and as a result, the Underlying ETF’s NAV may not increase or decrease at the same rate as the SPY ETF’s share price. Similarly, the components of the FLEX Option’s value are anticipated to impact the effect of the Buffer on the Underlying ETF’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Underlying ETF’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.

Spread Change Risk. A new Spread is established at the beginning of each Outcome Period and is dependent on market conditions generally on the business day immediately prior to the beginning of the Outcome Period. As such, the Spread will change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods and could change significantly from one Outcome Period to another.
Investment Objective Risk. Certain circumstances under which the Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options during an Outcome Period or otherwise for reasons not related to its investment strategy, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the Underlying ETF’s portfolio, (iii) significant accrual of Underlying ETF expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.
Outcome Period Risk. The outcomes sought by the Underlying ETFs are based upon the performance of the SPY ETF’s share price return over the Outcome Period. Therefore, if an investor purchases or sells Underlying ETF shares during an Outcome Period and does not hold Shares for the entire Outcome Period, the returns realized by the investor will not match those that the Underlying ETF seeks to achieve for the Outcome Period. In particular, an investor who does not hold Underlying ETF shares for the entire Outcome Period may not receive the full intended benefit of the Buffer or upside gains sought by the Underlying ETF for the Outcome Period. This means that such investor’s losses may not be reduced up to the amount of the Buffer, or at all, and that an investor may not participate in uncapped returns if the Spread is exceeded. The Underlying ETF has a one-year Outcome Period beginning from the start of the month referenced in the Underlying ETF’s name. Generally, the Underlying ETF will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period. The Spread for each Outcome Period is also determined based on market conditions on the business day prior to the beginning of the Outcome Period. The outcomes are based on the Outcome NAV, which is the Underlying ETF’s NAV calculated at the close of the market on the business day prior to the first day of the Outcome Period. As a result, investors should purchase the Underlying ETF's shares immediately prior to the beginning of the Outcome Period and hold the shares until the end of the Outcome Period. In addition, an investor cannot expect to purchase Underlying ETF shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Underlying ETF for the Outcome Period. Accordingly, such investors should expect their investment returns to vary from those sought by the Underlying ETF for the Outcome Period.
Downside Risk. The Underlying ETF’s strategy seeks to provide returns that match the share price returns of the SPY ETF at the end of an entire Outcome Period, subject to the Spread, while limiting, or providing a buffer against, downside losses. Despite the intended Buffer, a shareholder of an Underlying ETF could lose their entire investment. If an investor purchases Underlying ETF shares during an Outcome Period after the SPY ETF's share price has decreased during an Outcome Period, the investor may receive less, or none, of the intended benefit of the Buffer. The Underlying ETF might not achieve its objective in certain circumstances. The Underlying ETF does not provide principal protection or protection of gains and an investor may experience significant losses on their investment, including loss of their entire investment.
Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Underlying ETF is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETF could suffer significant losses.
Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETF, the ability to value the FLEX Options becomes more difficult and the judgment of the Adviser or a fair value pricing vendor (in accordance with the fair value procedures approved by the Board of Trustees of the Trust (the “Board”)) may play a greater role in the valuation of the Underlying ETF’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.
Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX

Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
Tax Risk. The Underlying ETF has elected and will continue to qualify each year to be treated as a regulated RIC under Subchapter M of the Code. As a RIC, the Underlying ETF will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Underlying ETF are not entirely clear. This includes the tax aspects of the Underlying ETF’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term capital gains or losses. The Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. To maintain its status as a RIC, the Underlying ETF must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Underlying ETF investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Underlying ETF will enter into. Based upon the language in the legislative history, the Underlying ETF intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Underlying ETF may not qualify, or may be disqualified, as a RIC. If the Underlying ETF does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Underlying ETF’s taxable income will be subject to tax at the Underlying ETF level and to a further tax at the shareholder level when such income is distributed.
SPY ETF Risk. The Underlying ETF invests in FLEX Options that derive their value from the SPY ETF, and therefore the Underlying ETF's investment performance largely depends on the investment performance of the SPY ETF. The value of the SPY ETF will fluctuate over time based on fluctuations in the values of the securities held by the SPY ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the SPY ETF and, in turn, the value of the Underlying ETF’s investments. The SPY ETF seeks to track the Underlying Index but may not exactly match the performance of the Underlying Index due to differences between the portfolio of the SPY ETF and the components of the Underlying Index, fees and expenses, transaction costs, and other factors.
Equity Securities Risk. The Underlying ETF invests in FLEX Options that derive their value from the SPY ETF. Because the SPY ETF has exposure to the equity securities markets, the Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including economic and political developments, changes in interest rates, war, acts of terrorism, public health issues, or other events. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as investors' perceptions of and confidence in their issuers change. These investor perceptions are based on various and unpredictable factors, including many of the same factors already mentioned.
Large-Capitalization Companies Risk. The Underlying ETF invests in FLEX Options that derive their value from the SPY ETF, which tracks the Underlying Index. Because the SPY ETF has exposure to large-capitalization companies, the Underlying ETF has exposure to large-capitalization companies. Such large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets or other part of the securities markets, such as smaller-or mid-capitalization companies.
Information Technology Sector Risk. The Underlying ETF invests in FLEX Options that derive their value from the SPY ETF, which tracks the Underlying Index. Because the SPY ETF, as of January 31, 2026, has significant exposure to the information technology sector, the Underlying ETF has significant exposure to the information technology sector. Information technology companies may have limited product lines, markets, financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Cash Transactions Risk. The Underlying ETF may effectuate creations and redemptions solely or partially for cash, rather than in-kind. To the extent the Underlying ETF engages in full or partial cash creation and redemption transactions, an investment in the Underlying ETF may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities or instruments. To the extent the Underlying ETF effects redemptions for cash, it may be required to sell portfolio securities or close derivatives positions in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. Under such circumstances, an investment in the Underlying ETF may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Underlying ETF sold and redeemed its shares principally in-kind, generally will be passed on to purchasers and redeemers of Underlying ETF shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Underlying ETF shares than for other ETFs.
Performance
The Fund’s performance history is not presented here because, as of the date of this prospectus, the Fund has not had annual returns for at least one calendar year. The Fund’s performance information is accessible on the Fund’s website at www.AllianzIMetfs.com and provides some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Adviser
Allianz Investment Management LLC (the “Adviser”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund and are responsible for the day-to-day management of the Fund.
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Josiah Highmark, Vice President at the Adviser, has served as Portfolio Manager for the Fund since its inception in March 2025; and
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Aric Brodie, Senior Analyst at the Adviser, has served as Portfolio Manager for the Fund since February 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only with authorized participants (“Authorized Participants”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of instruments (including cash in lieu of any portion of such instruments) and/or an amount of cash that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.AllianzIMetfs.com.

Tax Information
The Fund’s distributions will generally be taxable as ordinary income, returns of capital, capital gains or some combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A sale of Shares may result in capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.